                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                       the Securities Exchange Act of 1934

Filed by the Registrant    [X]
Filed by a Party other than the Registrant  [  ]

Check the appropriate box:

[ ]      Preliminary Proxy Statement

[ ] Confidential, For Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))

[X]      Definitive Proxy Statement

[ ]      Definitive Additional Materials

[ ]      Soliciting Material Pursuant to Rule 14a-11(c) or 14a-12

                               ATRION CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of filing fee (Check the appropriate box):

[X]      No fee required.

[ ]      Fee computed on table below per Exchange Act Rules 14a(6)(i) and 0-11.
         (1) Title of each class of securities to which transaction applies:
         (2)      Aggregate number of securities to which transaction applies:
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and how it was determined):
         (4)      Proposed maximum aggregate value of transaction:
         (5)      Total fee paid:

[ ]      Fee paid previously with preliminary materials

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
         (1)      Amount previously paid:
         (2)      Form, schedule or registration statement no.:
         (3)      Filing party:
         (4)      Date filed:

                               [ATRION LETTERHEAD]

                                  April 2, 2003

Dear Stockholder:

         You are cordially invited to attend the 2003 annual meeting of stockholders of Atrion Corporation which will be held at our offices in Allen, Texas on Tuesday, May 20, 2003 at 10:00 a.m., Central Time. A notice of the annual meeting and the Company's proxy statement, together with a proxy card, accompany this letter. Also enclosed is a copy of our 2002 Annual Report.

         At the annual meeting this year, you will be asked to elect directors and to ratify the appointment of Grant Thornton LLP as independent accountants.

         We hope that you will attend the meeting in person. However, whether or not you plan to be personally present, please read the accompanying proxy statement carefully and then complete, date and sign the enclosed proxy card and return it promptly in the envelope provided herewith. This will ensure representation of your shares of common stock if you are unable to attend the meeting.

                                    Sincerely,

                                    /s/ Emile A. Battat
                                    ----------------------
                                    Emile A. Battat
                                    Chairman and President

                               ATRION CORPORATION
                              ONE ALLENTOWN PARKWAY
                               ALLEN, TEXAS 75002

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of Atrion Corporation:

         Notice is hereby given that the annual meeting of stockholders of Atrion Corporation (the "Company") will be held at the Company's offices, One Allentown Parkway, Allen, Texas on Tuesday, May 20, 2003 at 10:00 a.m., Central Time, for the following purposes:

         1.       To elect Class II directors.

         2. To ratify the appointment of Grant Thornton LLP as independent accountants to audit the Company's financial statements for the year 2003.

         3. To transact such other business as may properly come before the meeting.

         The Board of Directors fixed the close of business on March 27, 2003 as the record date for the determination of stockholders entitled to notice of and to vote at the annual meeting and at any adjournment thereof.

                                    By Order of the Board of Directors



                                    Jeffery Strickland
                                    Vice President and Chief Financial
                                    Officer, Secretary and Treasurer

April 2, 2003

                                    IMPORTANT

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED HEREWITH. IF YOU ATTEND THE MEETING, YOU MAY, IF YOU WISH, WITHDRAW YOUR PROXY AND VOTE IN PERSON.

                               ATRION CORPORATION
                              ONE ALLENTOWN PARKWAY
                               ALLEN, TEXAS 75002

                                 PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 20, 2003

                               GENERAL INFORMATION

         This Proxy Statement is being furnished to the stockholders of Atrion Corporation (the "Company") in connection with the solicitation of proxies by the Board of Directors of the Company to be voted at the annual meeting of stockholders to be held at the Company's offices, One Allentown Parkway, Allen, Texas on Tuesday, May 20, 2003 at 10:00 a.m., Central Time, and at any adjournment of such meeting. This Proxy Statement and the accompanying proxy card are being first sent or given to stockholders on or about April 2, 2003. The Company's 2002 Annual Report is being mailed to stockholders with this Proxy Statement.

PURPOSE OF THE MEETING

         At the annual meeting, the Company's stockholders will consider and vote upon the following matters: (i) the election of two Class II directors and
(ii) a proposal to ratify the appointment of Grant Thornton LLP as independent accountants to audit the Company's financial statements for the year 2003.

VOTING SECURITIES AND RECORD DATE

         Stockholders of record at the close of business on March 27, 2003 (the "Record Date") will be entitled to notice of, and to vote at, the annual meeting and at any adjournment thereof. At the close of business on the Record Date, the Company had outstanding and entitled to vote 1,839,321 shares of common stock, the only voting securities of the Company. Holders of record of shares of common stock outstanding on the Record Date will be entitled to one vote for each share held of record on that date upon each matter presented to the stockholders to be voted upon at the meeting.

         If the enclosed proxy card is properly executed and received in time for the annual meeting, unless previously revoked, shares of common stock represented thereby will be voted at the annual meeting as specified by the stockholder on the proxy. If no such specification is made, shares represented by such proxy will be voted FOR the election as directors of the nominees of the Board of Directors named herein and FOR ratification of the appointment of Grant Thornton LLP as independent accountants to audit the Company's financial statements for the year 2003. In addition, in their discretion the persons designated in the proxy card will vote upon such other business as may properly come before the meeting, including voting for any adjournment of the meeting proposed by the Board of Directors. A proxy may be revoked at any time before it is voted at the meeting by delivering to the Company a later-dated proxy, by voting by ballot at the meeting or by filing with the Inspectors of Election an instrument of revocation.

REQUIRED VOTE

         The presence, in person or by proxy, of the holders of a majority of the shares of common stock outstanding on the Record Date is necessary to constitute a quorum at the annual meeting. Abstentions and broker non-votes will be counted as present and represented at the annual meeting for purposes of determining a quorum. Directors will be elected at the annual meeting by a plurality of the votes cast by the stockholders present in person or by proxy and entitled to vote. Abstentions and broker non-votes will have no effect on the outcome of the election of directors.

                              ELECTION OF DIRECTORS

         The Company's Board of Directors is divided into three classes: Class I, Class II and Class III. Two Class II directors are to be elected at the annual meeting to serve until the annual meeting of stockholders to be held in 2006 and until the election and qualification of their respective successors in office. Both of the nominees for election as Class II directors who are named below are members of the Board of Directors and were previously elected by the stockholders. It is intended that the persons named in the proxy card will vote for the election of these nominees. If either of the nominees listed below, each of whom has indicated his willingness to serve as a director if elected, is not a candidate when the election occurs, proxies will be voted for election of the remaining nominee and may be voted for the election of any substitute nominee.

         The following information is furnished with respect to each of the Board of Directors' nominees for election as a director and each director whose term will continue after the annual meeting.

               Name, Age, Service as a Director of the Company(a)
               Principal Occupation, Positions and Offices, Other
                     Directorships and Business Experience

                       NOMINEES FOR ELECTION AS DIRECTORS

                         Class II - Term Ending in 2006

RICHARD O. JACOBSON

         Mr. Jacobson, age 66, has been a director since 1992. Mr. Jacobson is Chairman of the Board of Jacobson Warehouse Company, Inc., a privately held warehouse company which he founded 35 years ago. He is also Chairman of the Board of Jacobson Transportation Company, Inc., a truckload common carrier. Mr. Jacobson became Chairman of the Boards of these companies in 1998, having served for many years prior to 1998 as their President and Chief Executive Officer. Mr. Jacobson has a degree in Business Administration from the University of Iowa. Mr. Jacobson is a director of FelCor Lodging Trust, Inc., Heartland Express, Inc. and Firstar Bank of Des Moines, N.A.

HUGH J. MORGAN, JR.

         Mr. Morgan, age 74, has been a director since 1988. Mr. Morgan is currently serving as Chairman of the Board of National Bank of Commerce of Birmingham. He has served in such position since February 1990 but expects to retire from such position, and cease serving as a director of National Bank of Commerce, on April 16, 2003. Mr. Morgan also serves as a consultant to such bank. Mr. Morgan was employed for many years prior to 1988 by Sonat Inc., which was a diversified energy holding company until it merged with El Paso Energy Corporation, where he held various positions including Vice Chairman of the Board of Sonat Inc. and Chairman of the Board of its wholly-owned subsidiary, Southern Natural Gas Company. Mr. Morgan holds a Bachelor of Arts degree from Princeton University and is a graduate of the Vanderbilt University Law School.

                         DIRECTORS CONTINUING IN OFFICE

                         Class III - Term Ending in 2004

ROGER F. STEBBING

         Mr. Stebbing, age 62, has been a director since 1992. Mr. Stebbing is President and Chief Executive Officer of Stebbing and Associates, Inc., an engineering consulting company, and has served in such capacities since 1986. He was President and Chief Executive Officer of Marlboro Enterprises, Inc., a company engaged in chemical plant engineering, design, construction and operation, from 1976 until the sale of that company in September 1999 and continued to serve as an employee of Marlboro

         Enterprises, Inc. until September 2001. Mr. Stebbing is a licensed professional engineer and has a BSC honors degree in Chemical Engineering from Salford University.

JOHN P. STUPP, JR.

         Mr. Stupp, age 53, has been a director since 1985. He is Executive Vice President and Chief Operating Officer of Stupp Bros., Inc., a diversified holding company, and has served in such capacities since April 1996 and April 1995, respectively. From January 1992 to August 1995, Mr. Stupp also served as President, and since August 1995 he has served as Chief Executive Officer, of Stupp Corporation, a division of Stupp Bros., Inc. Mr. Stupp holds a Bachelor of Science degree in Business and Economics from Lehigh University. Mr. Stupp is a director of International Fuel Technology, Inc.

MARGARET M. ZAGEL

         Margaret M. Zagel, age 54, has been a director since 2002. She is Co-General Counsel to, and is the head of the Corporate Governance, Risk and Crisis Management Group of, Altheimer & Gray, a Chicago-based international law firm and has served in those positions since October 2002. From February 2002 to September 2002, Ms. Zagel served as Special Counsel for Litigation and Transactions at Arthur Andersen LLP. From 1999 until 2001, Ms. Zagel was the Chief Legal and Administrative Officer for Organic, Inc., an internet consulting company, and in 1998 and 1999 she served as General Counsel for Tellabs, Inc., a telecommunications equipment maker. From 1984 until 1998, Ms. Zagel served as General Counsel of Grant Thornton, LLP, an international accounting and consulting firm. Ms. Zagel holds a Bachelor of Arts degree from Tulane University and a Juris Doctor degree from the University of Illinois College of Law.

                          Class I - Term Ending in 2005

EMILE A. BATTAT

         Mr. Battat, age 65, has been a director since 1987 and has served as Chairman of the Board of the Company since January 1998 and as President and Chief Executive Officer of the Company, and as Chairman of the Board or President of each of the Company's subsidiaries, since October 1998. Mr. Battat was President and Chief Executive Officer of Piedmont Enterprises, Inc., a privately-held consulting firm, from 1994 until 1998. Mr. Battat served as the President and Chief Executive Officer of Minemet, Inc., a company engaged in international trade, from August 1978 until February 1994. From 1965 to 1978, he served with Kaiser Industries and its affiliates, a diversified industrial group, in various functions including strategic planning, diversification, acquisitions and divestitures, with the last nine years as Vice President and director of Kaiser International. Mr. Battat holds Bachelor of Science and Master of Science degrees in Mechanical Engineering from Massachusetts Institute of Technology and a Master of Business Administration degree from Harvard University. He is an associate member of Sigma Xi, a scientific honor society.

JOHN H. P. MALEY

         Mr. Maley, age 68, has been a director since February 1996. Mr. Maley has been a management consultant since January 1995, has served as Chairman of Magister Corporation, a manufacturer of orthopedic and consumer healthcare products, since July 1995 and as Chairman of Compex Technologies, Inc., a manufacturer of rehabilitation devices, since December 2001. From 1976 to December 1994, Mr. Maley was President and Chief Executive Officer of Chattanooga Group, Inc., a private corporation that became the world's leading manufacturer of products used for physical and sports medicine. In 1971 he founded, and from 1971 to 1974 he was President and Chief Executive Officer of, Invacare Corporation, a company that is now recognized as the world leader in the market for wheelchairs and a broad range of home healthcare products. From 1962 to 1970 and in 1975, Mr. Maley was associated with the consulting firm of McKinsey & Company, Inc., becoming a partner in 1968, and worked with clients of that firm in England, Australia and the United States. Mr. Maley holds Bachelor of Arts and Master of Arts degrees in Economics from Cambridge University. He is a director of Compex Technologies, Inc.

--------------

(a) Unless the context otherwise requires, references in this Proxy Statement to the Company, Board of Directors and executive officers of the Company prior to February 25, 1997 mean ATRION Corporation, the Company's predecessor, and its Board of Directors and executive officers.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ELECTION OF ITS NOMINEES, RICHARD O. JACOBSON AND HUGH J. MORGAN, JR.

INFORMATION REGARDING BOARD OF DIRECTORS AND COMMITTEES

         The Board of Directors held four meetings during 2002. Each director attended at least 75% of the aggregate of the number of meetings of the Board of Directors and the number of meetings of all committees on which he served held in 2002 during the time he served as a director or as a member of such committees.

         The Board of Directors has four standing committees, the Executive Committee, the Corporate Governance Committee, the Compensation Committee and the Audit Committee. The Executive Committee is currently comprised of Emile A. Battat, Richard O. Jacobson, John H. P. Maley and Hugh J. Morgan, Jr. The Corporate Governance Committee, which is currently comprised of John H. P. Maley, Jerome J. McGrath and Roger F. Stebbing, makes recommendations to the Board of Directors respecting nominees for election as directors, the structure and compensation of the Board of Directors and the responsibilities of the committees of the Board of Directors. The Corporate Governance Committee will consider nominees recommended by stockholders, which recommendations may be directed to the Corporate Governance Committee in care of the Secretary of the Company at the address stated herein. The Corporate Governance Committee met three times in 2002. The Compensation Committee, which is currently comprised of Richard O. Jacobson, Hugh J. Morgan, Jr. and John P. Stupp, Jr., makes recommendations to the Board of Directors as to the remuneration of all executive officers of the Company, administers the Atrion Corporation 1990 Stock Option Plan (the "1990 Stock Option Plan"), the Atrion Corporation 1994 Key Employee Stock Incentive Plan (the "1994 Stock Incentive Plan"), and the Atrion Corporation 1997 Stock Incentive Plan (the "1997 Stock Incentive Plan") and reviews and makes recommendations regarding the Company's other incentive compensation plans. The Compensation Committee met three times in 2002. The Audit Committee, the current members of which are Jerome J. McGrath, Roger F. Stebbing and John P. Stupp, Jr., appoints, determines the appropriate compensation for and oversees the work of the Company's independent auditors, and assists the Board of Directors in its oversight of the Company's accounting and financial reporting principles and policies and internal audit controls and procedures and oversees related party transactions. The Audit Committee also reviews, at least annually, the Audit Committee Charter. The Audit Committee met nine times in 2002.

         Each outside director is paid a fee of $1,000 per month and $750 per day for each meeting of the Board of Directors at which he is in attendance. In addition, the Chairman of the Audit Committee is paid a fee of $333 per month. The Company reimburses each such director for travel and out-of-pocket expenses incurred in connection with attending meetings of the Board of Directors. The 1997 Stock Incentive Plan provides that on July 10 of each year each outside director is to be granted automatically an option to purchase 2,000 shares of common stock, at an exercise price equal to the fair market value of the common stock on the date of grant. Each such option is fully exercisable on the date of grant and expires on the first to occur of (i) the tenth anniversary of the date of grant; (ii) six months after the date the outside director ceases to be a director of the Company other than as a result of his death; or (iii) one year after the outside director ceases to be a director by reason of his death.

                              SECURITIES OWNERSHIP

         The following table sets forth information regarding the beneficial ownership of shares of common stock of the Company as of March 12, 2003 by (i) each of the directors of the Company, two of whom are also the Board of Directors' nominees for election as directors at the annual meeting; (ii) the executive officers of the Company who are named in the Summary Compensation Table herein; (iii) all of the directors and executive officers of the Company as a group, and (iv) each other person known by the Company to be the beneficial owner of more than 5% of the outstanding common stock of the Company.

                                              NUMBER OF SHARES                  PERCENT
         NAME OF BENEFICIAL OWNER             BENEFICIALLY OWNED (A)            OF CLASS(A)
         ------------------------             ----------------------            ------------
         Emile A. Battat (b)                       126,900                          6.9%
         Richard O. Jacobson                        37,180(c)                       2.0%
         Jerome J. McGrath                          22,300(c)                       1.2%
         John H. P. Maley                           21,000(c)                       1.1%
         Hugh J. Morgan, Jr                         13,500(c)(d)                      *
         Roger F. Stebbing                          22,800(c)                       1.2%
         John P. Stupp, Jr                         159,000(c)(e)                    8.6%
         Margaret M. Zagel                               0                            *
         Jeffery Strickland                         25,291(c)                       1.4%
         Dimensional Fund Advisors Inc.(f)         160,350                          8.7%
         T. Rowe Price Associates, Inc.(g)         175,000                          9.5%
         All directors and executive
           officers as a group                     427,971 (h)                     22.4%

*        Less than one % of class.

(a) Based on 1,838,571 shares of common stock outstanding on March 12, 2003, plus shares which can be acquired through the exercise of options within 60 days thereafter by the specified individual or group. Except as otherwise indicated in the notes to this table, beneficial ownership includes sole voting and investment power.
(b) The business address for Mr. Battat is One Allentown Parkway, Allen, Texas 75002-4211.
(c) The shares listed include the following shares issuable upon the exercise of options exercisable on March 12, 2003 or within 60 days thereafter: Mr. Jacobson, 4,000; Mr. McGrath, 18,000; Mr. Maley, 20,000; Mr. Morgan, 2,000; Mr. Stebbing, 4,000; Mr. Stupp, 20,000; and
         Mr. Strickland, 6,000. The foregoing persons are parties to award agreements with the Company setting forth certain terms of the options granted to them as follows: (i) all such persons are parties to award agreements under the 1997 Stock Incentive Plan; and (ii) all outside directors who are beneficial owners of shares are parties to award agreements under the Atrion Corporation 1998 Outside Directors Stock Option Plan.
(d) Does not include 23,000 shares held by Mr. Morgan's children and their spouses and Mr. Morgan's grandchildren as a result of gifts by Mr. Morgan, none of which shares is beneficially owned by Mr. Morgan.
(e) Includes 135,000 shares held by Stupp Bros., Inc. as to which shares Mr. Stupp shares voting power and investment power as a director and executive officer and as a voting trustee of a voting trust which owns 100% of the voting stock of, Stupp Bros., Inc. The 135,000 shares held by Stupp Bros., Inc. represent 7.3% of the common stock of the Company outstanding as of March 12, 2003. The business address for Mr. Stupp and Stupp Bros., Inc. is 3800 Weber Road, St. Louis, Missouri 63125.
(f) The address of Dimensional Fund Advisors, Inc. is 1299 Ocean Avenue, 11th Floor, Santa Monica, California 90401. This information is based upon a Schedule 13G dated February 3, 2003 filed with the Securities and Exchange Commission ( the "Commission") and furnished to the Company by Dimensional Fund Advisors Inc. ("Dimensional"), a registered investment adviser, reporting that Dimensional is deemed to have beneficial ownership of 160,350 shares of common stock of the Company and that all of such shares are held in portfolios of investment companies registered under the Investment Company Act of 1940 as to which Dimensional serves as investment advisor or other investment vehicles as to which Dimensional serves as investment manager. In its
         Schedule 13G, Dimensional has reported that it has sole power to vote or direct the vote and the sole power to dispose or direct the disposition of 160,350 shares of common stock of the Company. Dimensional has disclaimed beneficial ownership of all such shares.

(g) The address of T. Rowe Price Associates, Inc. is 100 East Pratt Street, Baltimore, Maryland 21202. This information is based upon a Schedule 13G dated February 14, 2003 filed with the Commission and furnished to the Company by T. Rowe Price Associates, Inc. ("Price Associates") and
         T. Rowe Price Small-Cap Value Fund, Inc. reporting that T. Rowe Price Small-Cap Value Fund, Inc. has sole power to vote or direct the vote of such shares of common stock and that Price Associates, which serves as investment adviser for T. Rowe Price Small-Cap Value Fund, Inc., has sole power to dispose or direct the disposition of such shares. For purposes of the reporting requirements of the Exchange Act, Price Associates is deemed to be a beneficial owner of such shares of common stock; however, Price Associates has expressly disclaimed beneficial ownership of all such shares.

(h)      See notes (a)-(e) above.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Exchange Act requires the Company's executive officers and directors to file initial reports of ownership and reports of changes of ownership of the Company's common stock with the Commission. Executive officers and directors are required to furnish the Company with copies of Section 16(a) forms that they file. Based upon a review of these filings and written representations from the Company's directors and executive officers regarding the filing of such reports, the Company believes that its directors and executive officers complied with all applicable Section 16(a) filing requirements during 2002.

               APPROVAL OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

         Subject to stockholder ratification, the Audit Committee has appointed the firm of Grant Thornton LLP as independent accountants to audit the financial statements of the Company for the year 2003. A representative of Grant Thornton LLP will attend the annual meeting, will have an opportunity to make a statement, and will be available to respond to appropriate questions. If the stockholders do not ratify the appointment of Grant Thornton LLP, the selection of independent accountants will be reconsidered by the Audit Committee.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL TO RATIFY THE APPOINTMENT OF GRANT THORNTON LLP AS INDEPENDENT ACCOUNTANTS TO AUDIT THE FINANCIAL STATEMENTS OF THE COMPANY FOR THE YEAR 2003.

CHANGE OF INDEPENDENT ACCOUNTANTS IN 2002

         On April 5, 2002, the Board of Directors, on the recommendation of its Audit Committee, dismissed Arthur Andersen LLP as the Company's independent accountants and appointed Grant Thornton LLP to serve as the Company's independent accountants for the year ended December 31, 2002, subject to stockholder ratification.

         Arthur Andersen LLP's report on the Company's consolidated financial statements for the year ended December 31, 2001 did not contain an adverse opinion or disclaimer of opinion, nor was the report qualified or modified as to uncertainty, audit scope or accounting principles.

         During the year ended December 31, 2001 and through the date of the dismissal of Arthur Andersen LLP, there were no disagreements with Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Arthur Andersen LLP's satisfaction, would have caused it to make reference to the subject matter in connection with its report on the Company's consolidated financial statements for such years; and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

         During the year ended December 31, 2001 and through the date of the dismissal of Arthur Andersen LLP, the Company did not consult Grant Thornton LLP with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the

Company's consolidated financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

AUDIT AND RELATED FEES

         Audit Fees

         The aggregate fees billed by Grant Thornton LLP for professional services rendered for the audit of the Company's annual financial statements for the year ended December 31, 2002 and the reviews of the financial statements included in the Company's Forms 10-Q for 2002 were $71,000.

         Financial Information Systems Design and Implementation Fees

         Grant Thornton LLP did not render professional services to the Company for financial information systems design and implementation in 2002.

         All Other Fees

         The aggregate fees billed to the Company for all other services rendered by Grant Thornton LLP in 2002 were $30,350.

         The Audit Committee has determined that the provision by Grant Thornton LLP of the above referenced services is compatible with maintaining its independence.

AUDIT COMMITTEE REPORT

         The Audit Committee of the Board of Directors, which is currently comprised of Jerome J. McGrath, Roger F. Stebbing and John P. Stupp, Jr., each of whom is an independent director as defined by Nasdaq rules, has reviewed and discussed with management the Company's audited financial statements as of and for the year ended December 31, 2002. The Audit Committee has discussed with Grant Thornton LLP, the Company's auditors, the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants. The Audit Committee has received and reviewed the written disclosures and the letter from the Company's auditors required by Independence Standard No. 1, Independence Discussions with Audit Committees, as amended, by the Independence Standards Board, and has discussed with the auditors their independence.

         Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the financial statements referred to above be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2002.

                         MEMBERS OF THE AUDIT COMMITTEE

         John P. Stupp, Jr. (Chairman)       Jerome J. McGrath          Roger F. Stebbing

                             EXECUTIVE COMPENSATION

         The following table sets forth certain information concerning the annual and long-term compensation for services in all capacities to the Company and its subsidiaries for the years ended December 31, 2002, 2001 and 2000 of those persons who served as the Chief Executive Officer of the Company at any time during 2002 and other persons who served as executive officers of the Company at any time during 2002 and whose salary and bonus for the year ended December 31, 2002 exceeded $100,000 (such officers are referred to herein as the "Named Executive Officers").

                           SUMMARY COMPENSATION TABLE

                                                                              LONG-TERM
                                                                            COMPENSATION
                                                          ANNUAL               AWARDS
                                                      COMPENSATION(1)        SECURITIES
             NAME AND                             ----------------------     UNDERLYING     ALL OTHER
         PRINCIPAL POSITION             YEAR       SALARY         BONUS      OPTIONS(2)   COMPENSATION
         ------------------             ----      --------      --------    ------------  ------------
         Emile A. Battat                2002      $500,000      $250,000      150,000      $5,665(3)
           Chairman of the              2001       250,000       300,000       20,000       5,390
           Board, President             2000       250,000             0            0       5,419
           And Chief
           Executive Officer

         Jeffery Strickland             2002      $170,000      $ 66,178       10,000      $7,706(3)
           Vice President and           2001       160,000        98,400            0       7,582
           Chief Financial              2000       150,000        50,000            0       7,314
           Officer, Secretary
           And Treasurer

(1) In accordance with the regulations of the Commission, this table does not include perquisites and other personal benefits received by Named Executive Officers since the value of perquisites and other benefits for each Named Executive Officer did not exceed the lesser of $50,000 or 10% of the total annual salary and bonus reported for such Named Executive Officer.
(2) For Mr. Battat, options granted in 2002 represent nonqualified stock options granted under the 1997 Stock Incentive Plan and options granted in 2001 represent incentive stock options under the 1997 Stock Incentive Plan. For Mr. Strickland, options granted in 2002 represent both incentive stock options and nonqualified stock options granted under the 1997 Stock Incentive Plan.
(3) Includes the following paid or accrued by the Company or one or more of its subsidiaries: (i) matching contributions to the Atrion Corporation 401(k) Savings Plan for Mr. Battat, $5,000; and Mr. Strickland, $4,244; and (ii) payment of life insurance premiums for Mr. Battat, $665; and Mr. Strickland, $3,462.

INFORMATION CONCERNING STOCK OPTIONS

         The following table summarizes certain information concerning grants of options to Named Executive Officers to whom options were granted during the year ended December 31, 2002.

                              OPTION GRANTS IN 2002

                                                                                         POTENTIAL REALIZABLE VALUE
                                                                                           AT ASSUMED ANNUAL RATES
                                                                                          OF STOCK APPRECIATION FOR
                                INDIVIDUAL GRANTS                                                OPTION TERM(1)
                          -------------------------------------------------------        --------------------------
                                         PERCENT OF
                                        TOTAL OPTIONS
                            OPTIONS       GRANTED TO     EXERCISE
      NAME                GRANTED(2)  EMPLOYEES IN 2002   PRICE(2)     EXPIRATION           5%               10%
------------------        ----------  -----------------  ---------     ----------        --------        ----------
Emile A. Battat           150,000(3)        79%          $   17.92     10/23/2007        $742,694        $1,641,024
Jeffery Strickland         10,000(4)         5%              31.39     05/29/2007          86,731           191,636

(1) Potential realizable value is based upon the assumption that the market price of the common stock of the Company will appreciate at the compound annual rate shown from the date of grant until the end of the option term. The dollar amounts in the foregoing table have been calculated based upon the Commission's requirements and do not reflect the Company's estimate of future growth in the price of the Company's Common Stock.
(2) The options granted in 2002 were incentive stock options and nonqualified stock options granted pursuant to the 1997 Stock Incentive Plan. The exercise price of the options granted is equal to the average of the high and low price per share of common stock on the date of grant in the case of incentive stock options and the closing sale price on the date of grant in the case of nonqualified stock options, in each case as reported by The Nasdaq Stock Market. The options are not transferable by the optionee except by will or by the laws of descent and distribution except that Mr. Battat may transfer the options to one or more of his family members, and, except for transferred options, each option is exercisable during the lifetime of the optionee only by the optionee or, in the event of disability, by the optionee's guardian or representative. All options under the 1997 Stock Incentive Plan terminate three months after the optionee's termination of employment except in case of death or disability, in which case the options terminate one year after termination of employment, and except in the case of the options granted to Mr. Battat that have become exercisable may be exercised at any time during the term of the options. Mr. Battat's employment agreement with the Company provides that if his employment is terminated during the term of the agreement by the Company for other than "just cause" or by Mr. Battat for "good reason" (as those terms are defined in the agreement) or upon Mr. Battat's death or disability, all outstanding unvested options will immediately vest. The number of options granted to key employees, the term thereof and the manner in which those options are to be exercised under the 1997 Stock Incentive Plan are determined by the Compensation Committee.
(3) These options became or are first exercisable as follows: (i) as to 75,000 options, December 17, 2002 and (ii) as to 75,000 options, October 23, 2003. Mr. Battat has exercised all of the options that became exercisable on December 17, 2002. The aggregate market price on the exercise date of the 75,000 shares of common stock purchased on the exercise of said options exceeded the aggregate exercise price by $6,000.
(4) These options are first exercisable as follows: (i) as to 5,000 options, May 29, 2004 and (ii) as to 5,000 options, May 29, 2006.

         The following table provides information as to exercises of options by the Named Executive Officers during the year ended December 31, 2002 and the values of each Named Executive Officer's unexercised options at December 31, 2002.

                       AGGREGATED OPTION EXERCISES IN 2002
                           AND YEAR-END OPTION VALUES

                                                        NUMBER OF SECURITIES           VALUE OF UNEXERCISED
                                                       UNDERLYING UNEXERCISED          IN THE MONEY OPTIONS
                                                         OPTIONS AT YEAR END              AT YEAR END(1)
                                                     --------------------------    ---------------------------
                         SHARES
                        ACQUIRED         VALUE
     NAME              ON EXERCISE      REALIZED     EXERCISABLE  UNEXERCISABLE    EXERCISABLE   UNEXERCISABLE
------------------     -----------      --------     -----------  -------------    -----------   -------------
Emile A. Battat           30,000        $389,496        76,000        81,000        $351,937        $394,122
Jeffery Strickland         1,000          15,070             0         6,000               0          59,220

--------------

(1) Such value is equal to the product of (i) the closing price of the common stock of the Company on December 31, 2002 ($22.50 per share) less the exercise price and (ii) the number of shares subject to in-the-money options.

RETIREMENT PLAN

         The Company maintains a "cash balance" retirement plan (the "Cash Balance Plan") that includes all full-time active employees of the Company and its subsidiaries other than Quest Medical, Inc. Each participant has an account balance which represents his or her benefit under the Cash Balance Plan. The Cash Balance Plan provides for the Company to make annual allocations to a participant's cash balance account in an amount equal to 3% of the participant's eligible compensation up to the Social Security wage base and 6% in excess thereof and for an interest credit each plan year equal to the rate on 30 year U.S. Treasury bonds during November of the preceding plan year. For the 2002 plan year, the interest rate was 5.125%. For purposes of the Cash Balance Plan, "eligible compensation" is the participant's salary as included in the Summary Compensation Table above, subject to an annual limitation imposed by law which for 2002 was $200,000 and is unchanged in 2003. Generally, each participant becomes fully vested in the benefits under such plan after five years of employment. Benefits may be paid, subject to certain limitations under the Internal Revenue Code of 1986, as amended, upon termination of employment, retirement or death. The Cash Balance Plan specifies various options that participants may select for the distribution of their accrued balance, including forms of annuity payments and lump sum distributions. All of the Named Executive Officers participate in the Cash Balance Plan. The estimated annual retirement benefits payable to the Named Executive Officers under the Cash Balance Plan at normal retirement age of 65, assuming 4% annual increases in eligible compensation until retirement, no change from 2003 levels of maximum includable compensation and Social Security wage base, and a 30 year U.S. Treasury bond rate of 5.5%, are as follows: Mr. Battat, $5,645; and Mr. Strickland, $73,574.

CERTAIN AGREEMENTS AND PLANS

         The Company has an employment agreement with Emile A. Battat, the Company's Chairman, President and Chief Executive Officer, that provides for his employment for an initial term that expires on December 31, 2006. The base salary for each calendar year is $500,000. In addition, Mr. Battat is entitled to receive a cash bonus each year that is not less than $100,000. If Mr. Battat's employment is terminated during the term by the Company for other than "just cause" or by Mr. Battat for "good reason" (as those terms are defined in the agreement) or upon Mr. Battat's death or disability, Mr. Battat will receive
(1) a cash payment equal to the sum of (i) all cash compensation accrued but not paid and (ii) the base salary and the annual bonus for the remainder of the term, (2) immediate vesting of all stock options or equity granted to him, and
(3) continued participation in the Company's health benefit plans for the remainder of the term. In addition, the Company will reimburse Mr. Battat for excise taxes imposed on him in the event payments or benefits received by him result in "parachute payments" under the Internal Revenue Code and for income taxes on such reimbursement.

         The Company has a severance plan pursuant to which Jeffery Strickland, Vice President and Chief Financial Officer, Secretary and Treasurer of the Company, will be entitled to severance compensation if his employment is terminated under certain conditions set forth in the plan. The severance pay is to be equal to Mr. Strickland's annual base salary for the 12 months preceding the termination of employment.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

         The Compensation Committee, which is currently comprised of Richard O. Jacobson, Hugh J. Morgan, Jr. and John P. Stupp, Jr., establishes the overall executive compensation program for the Company and makes recommendations for base salaries, salary increases and bonuses for the Company's executive officers. In addition, the Compensation Committee administers the Company's incentive programs that cover the Company's executive officers. The executive compensation program, which is periodically reviewed and modified, as necessary, by the Compensation Committee, is designed to attract, retain and motivate management personnel and includes compensation that is tied to enhanced stockholder value.

         Compensation Policies

         Base salaries, cash bonus and incentive compensation and stock awards are the principal components of compensation for the Company's executive officers. Base salaries of the Company's executive officers are reviewed annually and adjustments made generally on the basis of the Company's performance as measured by certain financial and non-financial criteria, various survey information respecting compensation of executive officers, compensation levels for executive officers in a broad range of companies (which range is broader than the group of companies included in the peer group index used in comparing cumulative stockholder return), cost-of-living information and individual performance of the particular executive officer. The Compensation Committee has not assigned relative weights or values to any of such criteria. With respect to all executive officers, the Compensation Committee takes into consideration a review of individual performance. With respect to the financial performance of the Company, the Compensation Committee generally takes into consideration the Company's earning from continuing operations, earnings per share and total stockholder return. Executive officers of the Company are eligible for discretionary bonuses as determined by the Compensation Committee. At the recommendation of the Compensation Committee, the Company and its subsidiaries have implemented cash incentive plans covering certain key employees. These plans are intended to foster a corporate culture focused on bottom line results by providing key employees with a substantial stake in reducing costs and increasing sales and productivity while conserving capital resources.

         Stock awards are designed to motivate executives to improve the long-term performance of the Company's Common stock in the market, to encourage them to achieve superior results over the long term and to align the interests of executive officers with those of stockholders. Decisions respecting restricted stock awards are made on the basis of the criteria referred to above, and decisions respecting the grant of stock options are made using the same criteria as well as the number of unexercised options held by key employees. The Compensation Committee generally staggers the exercise dates for options over a period of time so that the key employee receiving stock option awards will be rewarded only if he remains with the Company and in order to emphasize the significance of the Company's long-term performance.

         Compensation of Chief Executive Officer

         In early 2002, the Company entered into an employment agreement with Mr. Battat having a term expiring at the end of 2006. (For a description of the terms of Mr. Battat's employment agreement, as amended as discussed below, see "EXECUTIVE COMPENSATION - Certain Agreements and Plans.") As previously reported, in determining Mr. Battat's compensation as provided in the employment agreement, the Compensation Committee took into account the performance of the Company in 2001, as well as in the prior years since Mr. Battat assumed the role of Chief Executive Officer, Mr. Battat's contributions and leadership during said period, the compensation paid to chief executive officers of other companies, and the advantages to the Company of securing Mr. Battat's services over the longer term. The Compensation Committee also considered that, as a result of the nullification of an incentive compensation plan in which Mr. Battat had participated, no other bonus or incentive plan was then in place to provide long term compensation to Mr. Battat, other than previously granted stock options, and that there was no change in control agreement in effect covering Mr. Battat. In October 2002, the Compensation Committee approved amendments to the employment agreement to eliminate the annual escalations in Mr. Battat's base salary and fix the base salary for each year of the term at $500,000 and to reduce the minimum amount of the cash bonus each year after 2002 to $100,000 and awarded options to Mr. Battat to purchase 150,000 shares of the Company's common stock. In making the foregoing determinations respecting the amendments to the employment agreement and the grant of options, the Compensation Committee reviewed the performance of the Company in the first nine months of 2002, as well as in the prior years since Mr. Battat assumed the role of Chief Executive Officer, Mr. Battat's contributions and leadership during said period, and the compensation paid to chief executive officers of other companies. In making such determinations regarding the base salary and bonus, the Compensation Committee reviewed the advantages to the Company of converting a part of Mr. Battat's compensation package from cash payments to stock-based incentive awards and took into account that it would be awarding Mr. Battat options to purchase shares of the Company's common stock.

                      MEMBERS OF THE COMPENSATION COMMITTEE

         Richard O. Jacobson        Hugh J. Morgan, Jr.        John P. Stupp, Jr.

PERFORMANCE OF COMMON STOCK

         The following graph compares the cumulative total return on investment (the change in year-end stock price plus reinvestment of dividends), for each of the last five fiscal years, assuming that $100 was invested on December 31, 1997 in each of (i) the Company, (ii) a group of stocks consisting of companies in the Media General Index of Surgical & Medical Instruments and (iii) a group of stocks consisting of all companies whose stocks are included in the S&P 500 Composite Index.


-------------------------------------------------------------------------------------
                             1997      1998      1999      2000      2001      2002
-------------------------------------------------------------------------------------
 Atrion Corporation         100.00     57.66     76.58    106.31    274.23    162.16
 Surgical & Medical
  Instruments               100.00    136.53    124.09    143.93    163.91    133.78
 S&P 500 Index              100.00    128.58    155.64    141.46    124.65     97.10

                              STOCKHOLDER PROPOSALS

STOCKHOLDER PROPOSALS IN THE COMPANY'S PROXY STATEMENT

         In order for proposals by stockholders to be considered for inclusion in the Company's proxy material relating to the 2004 annual meeting of stockholders, such proposals must be received by the Company on or before December 4, 2003.

STOCKHOLDER PROPOSALS TO BE PRESENTED AT ANNUAL MEETINGS

         The Company's Bylaws provide that a stockholder who desires to propose any business at an annual meeting of stockholders must give the Company written notice of such stockholder's intent to bring such business before such meeting. Such notice is to be delivered to, or mailed, postage prepaid, and received by, the Secretary of the Company at the principal executive offices of the Company not later than the close of business on the later of the 120th day prior to the first anniversary of the date of the Company's proxy statement released to Stockholders in connection with the preceding year's annual meeting of stockholders. However, in the event that no annual meeting was held in the previous year or the date of the annual meeting is more than 30 days before or more than 60 days after the anniversary date of the previous year's meeting, notice by the stockholder must be delivered not later than the close of business on the later of the 120th day prior to such annual meeting and the 10th day following the date on which public announcement of the date of the meeting is first made. Such notice for the 2004 annual meeting must be delivered not later than December 4, 2003, provided the date of the 2004 annual meeting is not more than 30 days before or more than 60 days after May 20, 2004. The stockholder's written notice must set forth (a) a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting; (b) the name and address of the stockholder who intends to propose such business; (c) a representation that the stockholder is a holder of record of shares of common stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy at such meeting to propose such business; (d) any material interest of the stockholder in such business; and (e) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the proposal is made (i) the name and address of such stockholder, as they appear on the Company's books, and of such beneficial owner and (ii) the class and number of shares of the Company which are owned beneficially and of record by such stockholder and such beneficial owner. The Chairman of the meeting may refuse to transact any business presented at any meeting without compliance with the foregoing procedure.

STOCKHOLDER NOMINATIONS FOR DIRECTORS

         The Company's Bylaws provide that a stockholder who desires to nominate directors at a meeting of stockholders must give the Company written notice, within the same time period described above for a stockholder who desires to bring business before a meeting, setting forth (a) the name and address of the stockholder who intends to make the nomination and of the person or persons to be nominated; (b) a representation that the stockholder is a holder of record of shares of common stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (c) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder; (d) such other information regarding each nominee proposed by such stockholder as would have been required to be included in a proxy statement filed pursuant to the proxy rules of the Commission had each nominee been nominated, or intended to be nominated, by the Board of Directors; and (e) the consent of each nominee to serve as a director of the Company if so elected. The Chairman of the meeting may refuse to acknowledge the nomination of any person if a stockholder has failed to comply with the foregoing procedure.

                         COST AND METHOD OF SOLICITATION

         The cost of soliciting proxies will be borne by the Company. In addition to the use of the mails, proxies may be solicited personally or by telephone, telegram, facsimile and other electronic communication methods by the directors, officers and employees of the Company without additional compensation. Brokerage firms, nominees, fiduciaries and other custodians will be requested to forward soliciting materials to the beneficial owners of common stock of the Company held in their names or in those of their nominees and their reasonable expenses will be reimbursed upon request.

                                 OTHER BUSINESS

         The Board of Directors does not intend to bring any business before the meeting other than that stated herein and is not aware of any other matters that may be presented for action at the meeting. However, if any other matters should properly come before the meeting, or any adjournments thereof, it is the intention of the persons named in the accompanying proxy to vote on such matters as they, in their discretion, may determine.

                                    By Order of the Board of Directors



                                    Jeffery Strickland
                                    Vice President and Chief Financial
                                    Officer, Secretary and Treasurer

April 2, 2003

                                                                         Annex A

                             AUDIT COMMITTEE CHARTER

I. Composition of the Audit Committee: The Audit Committee shall be comprised of at least three directors, each of whom (i) must (a) be independent, within the meaning of Rule 4200 of the National Association of Securities Dealers ("NASD"), (b) meet the criteria for independence set forth in Section 301 of the Sarbanes-Oxley Act, and
         (c) not own or control 20% or more of the Company's voting securities, or such lower measurement as may be established by the Securities and Exchange Commission in rulemaking under Section 301 of the Sarbanes-Oxley Act; and (ii) must be able to read and understand fundamental financial statements, including balance sheets, income statements and cash flow statements. Additionally, at least one member of the Audit Committee shall be a financial expert, within the meaning of the NASD's listing standards and Section 407 of the Sarbanes-Oxley Act, as soon as reasonably practicable, but in any event by the date required by the NASD's listing standards for Nasdaq National Market issuers.

II. Purposes of the Audit Committee: The purposes of the Audit Committee are to appoint, determine appropriate compensation for, and oversee the work of the Company's outside auditor; to assist the Board of Directors in its oversight of the Company's accounting and financial reporting principles and policies and internal audit controls and procedures; and to oversee related-party transactions.

III. Duties and Powers of the Audit Committee: To carry out its purposes, the Audit Committee shall have the following duties and powers:

         A.       with respect to the outside auditor,

                  1. in its sole discretion, to appoint, determine appropriate compensation for, oversee the work of, and replace, the outside auditor;

                  2. in its sole discretion, to approve or disapprove, in advance, all audit services and permissible non-audit services as set forth in Section 202 of the Sarbanes-Oxley Act; and

                  3. to ensure that the outside auditors prepare and deliver annually a written statement as to relationships and services that may affect objectivity and independence (it being understood that the outside auditors are responsible for the accuracy and completeness of this statement), and to discuss with the outside auditors their independence.

         B. with respect to financial reporting principles and policies and internal audit controls and procedures,

                  1. to advise management and the outside auditors that they are expected to provide to the Audit Committee a timely analysis of significant financial issues and practices;

                  2.       to discuss the scope of the annual audit;

                  3.       to discuss the audited financial statements;

                  4. to discuss with the outside auditors the matters required to be discussed by Statement on Auditing Standards No. 61, as may be modified or supplemented;

                  5. to discuss any significant matters arising from any audit or report or communication referred to in item
                           B.1. above, whether raised by management or the outside auditors, relating to the Company's financial statements;

                  6. to review the form of opinion the outside auditors propose to render to the Board of Directors and stockholders;

                  7. to discuss significant changes to the Company's auditing and accounting principles, policies, controls, procedures and practices proposed or contemplated by the outside auditors or management; and

                  8. to inquire about significant risks and exposures, if any, and the steps taken to monitor and minimize such risks;

                  9. to obtain from the outside auditors assurance that the audit was conducted in a manner consistent with the requirements of the Securities Exchange Act of 1934, as amended;

                  10. to discuss with the Company's counsel any significant legal matters that may have a material effect on the financial statements or the Company's compliance policies, including material notices to or inquiries received from governmental agencies; and

                  11. to establish procedures for (a) the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters, and (b) the confidential anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

         C.       with respect to reporting and recommendations,

                  1. to prepare any report, including any recommendation of the Audit Committee, required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement; and

                  2. to review this Charter at least annually and recommend any changes to the Board of Directors.

         D. with respect to related-party transactions, to review and approve or disapprove, in its sole discretion, in advance any proposed related-party transaction, within the meaning of the NASD's listing standards

         E. with respect to the execution of its duties and the fulfillment of its purposes, generally, to engage independent counsel and other advisers, as it determines necessary to carry out its duties, and to determine appropriate compensation for such advisers.

                               ATRION CORPORATION

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby appoints Robert F. Stebbing and John P. Stupp, Jr., or either of them, proxies of the undersigned, with full power of substitution, to represent and to vote all shares of common stock of Atrion Corporation which the undersigned would be entitled to vote at the annual meeting of stockholders of Atrion Corporation to be held at the offices of Atrion Corporation, One Allentown Parkway, Allen, Texas, on Tuesday, May 20, 2003 at 10:00 a.m., Central Time, and at any adjournment thereof, in the following manner:

                (CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE)

                       ANNUAL MEETING OF STOCKHOLDERS OF

                              ATRION CORPORATION

                                 MAY 20, 2003




                          Please date, sign and mail
                            your proxy card in the
                           envelope provided as soon
                                  as possible


              | Please detach and mail in the envelope provided |


PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE  [X]

1. ELECTION OF DIRECTORS

                                NOMINEES
                                Richard O. Jacobson
[ ] FOR ALL NOMINEES            Hugh J. Morgan, Jr.

[ ] WITHHOLD AUTHORITY
    FOR ALL NOMINEES

[ ] FOR ALL EXCEPT
    (See instructions below)


INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and write the nominee's name(s) below:

______________________________________________________
______________________________________________________
______________________________________________________________________________



______________________________________________________________________________
To change the address on your account, please check the box at right and   [ ]
indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

                                                 FOR   AGAINST   ABSTAIN
2. PROPOSAL TO RATIFY THE APPOINTMENT OF         [ ]     [ ]       [ ]
   GRANT THORNTON LLP AS INDEPENDENT
   ACCOUNTANTS OF THE COMPANY.

3. IN THEIR DISCRETION, UPON SUCH OTHER MATTERS
   AS MAY PROPERLY COME BEFORE THE MEETING.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
THE ELECTION OF ALL NOMINEES AND "FOR" ITEM 2.
IF THIS PROXY IS PROPERLY SIGNED AND RETURNED,
THE SHARES REPRESENTED WILL BE VOTED "FOR"
THE ELECTION OF ALL NOMINEES AND "FOR" ITEM 2
UNLESS YOU OTHERWISE SPECIFY HEREIN.

         PLEASE DATE, SIGN AND RETURN TODAY IN THE ENCLOSED ENVELOPE.

              NO POSTAGE REQUIRED IF MAILED IN THE UNITED STATES.


Signature of Stockholder                              Date:
                        ------------------------------     ---------------------

Signature of Stockholder                              Date:
                        ------------------------------     ---------------------

NOTE: This proxy must be signed exactly as the name appears hereon. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.